                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001

I. RECONCILIATION OF COLLECTION ACCOUNT:

          End of Period Collection Account Balance as of Prior Payment Date:                                             434,882.42
          Available Funds:
                      Contract Payments due and received in this period                                                5,360,827.73
                      Contract Payments due in prior period(s) and received in this period                               777,780.99
                      Contract Payments received in this period for next period                                          211,989.10
                      Sales, Use and Property Tax, Maintenance, Late Charges                                             190,323.19
                      Prepayment Amounts related to early termination in this period                                   1,163,813.04
                      Servicer Advance                                                                                   651,105.10
                      Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
                      Transfer from Reserve Account                                                                        9,378.76
                      Interest earned on Collection Account                                                               15,011.19
                      Interest earned on Affiliated Account                                                                2,498.27
                      Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                                  0.00
                      Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract < Predecessor contract)                                                           0.00
                      Amounts paid under insurance policies                                                                    0.00
                      Any other amounts                                                                                        0.00

                                                                                                                      --------------
          Total Available Funds                                                                                        8,817,609.79
          Less: Amounts to be Retained in Collection Account                                                             541,346.65
                                                                                                                      --------------
          AMOUNT TO BE DISTRIBUTED                                                                                     8,276,263.14
                                                                                                                      ==============


          DISTRIBUTION OF FUNDS:

                      1.      To Trustee -  Fees                                                                               0.00
                      2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                 777,780.99
                      3.      To Noteholders (For Servicer Report immediately following the Final
                              Additional Closing Date)

                                      a) Class A1 Principal and Interest                                                       0.00
                                      a) Class A2 Principal (distributed after A1 Note matures) and Interest           5,154,675.03
                                      a) Class A3 Principal (distributed after A2 Note matures) and Interest             522,208.33
                                      a) Class A4 Principal (distributed after A3 Note matures) and Interest             619,968.75
                                      b) Class B Principal and Interest                                                  107,637.26
                                      c) Class C Principal and Interest                                                  215,824.79
                                      d) Class D Principal and Interest                                                  145,623.35
                                      e) Class E Principal and Interest                                                  192,637.76

                      4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                          0.00
                      5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                      a)  Residual Interest (Provided no Restricting or Amortization
                                          Event in effect)                                                                68,032.43
                                      b)  Residual Principal (Provided no Restricting or Amortization
                                          Event in effect)                                                               173,082.03
                                      c)  Reserve Account Distribution (Provided no Restricting or
                                          Amortization Event in effect)                                                    9,378.76
                      6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                              Any Other Amounts                                                                          207,832.65
                      7.      To Servicer, Servicing Fee and other Servicing Compensations                                81,581.01
                                                                                                                      --------------
          TOTAL FUNDS DISTRIBUTED                                                                                      8,276,263.14
                                                                                                                      ==============
          End of Period Collection Account Balance {Includes Payments in Advance & Restricting
                                                                                                                      --------------
          Event Funds (if any)}                                                                                           541,346.65
                                                                                                                      ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,925,289.09
              - Add Investment Earnings                                                                                    9,378.76
              - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
              - Less Distribution to Certificate Account                                                                   9,378.76
                                                                                                                      --------------
End of period balance                                                                                                 $2,925,289.09
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,925,289.09
                                                                                                                      ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                   Pool A                                      138,566,016.00
                                   Pool B                                       52,876,971.62
                                                                               ---------------
                                                                                                           191,442,987.62

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  882,873.60
Class A Monthly Interest - Pool B                                                  336,905.71

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               3,220,319.22
Class A Monthly Principal - Pool B                                               1,856,753.58
                                                                               ---------------
                                                                                                             5,077,072.80

Ending Principal Balance of the Class A Notes
                                   Pool A                                      135,345,696.78
                                   Pool B                                       51,020,218.04
                                                                               ---------------
                                                                                                           ---------------
                                                                                                           186,365,914.82
                                                                                                           ===============

              ----------------------------------------------------------------------------------------------------------------------
              Interest Paid Per $1,000                     Principal Paid Per $1,000                Ending Principal
              Original Face $257,425,000                   Original Face $257,425,000               Balance Factor
              $ 4.738387                                   $ 19.722532                              72.396199%
              ----------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                                   Class A1                                              0.00
                                   Class A2                                     12,817,987.62
                                   Class A3                                     83,000,000.00
                                   Class A4                                     95,625,000.00

                                                                                --------------

Class A Monthly Interest                                                                                   191,442,987.62
                                   Class A1 (Actual Number Days/360)                     0.00
                                   Class A2                                         77,602.23
                                   Class A3                                        522,208.33
                                   Class A4                                        619,968.75

                                                                                --------------

Class A Monthly Principal

                                   Class A1                                              0.00
                                   Class A2                                      5,077,072.80
                                   Class A3                                              0.00
                                   Class A4                                              0.00

                                                                                --------------
                                                                                                             5,077,072.80

Ending Principal Balance of the Class A Notes

                                   Class A1                                              0.00
                                   Class A2                                      7,740,914.82
                                   Class A3                                     83,000,000.00
                                   Class A4                                     95,625,000.00

                                                                                --------------
                                                                                                           ---------------
                                                                                                           186,365,914.82
                                                                                                           ===============

              Class A2
              ----------------------------------------------------------------------------------------------------------------------
              Interest Paid Per $1,000                     Principal Paid Per $1,000                              Ending Principal
              Original Face $39,000,000                    Original Face $39,000,000                              Balance Factor
              $ 1.989801                                   $ 130.181354                                           19.848500%
              ----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class B Notes
                                                        Pool A                  2,361,280.60
                                                        Pool B                    901,026.01
                                                                                -------------
                                                                                                           3,262,306.61

              Class B Overdue Interest, if any                                          0.00
              Class B Monthly Interest - Pool A                                    15,269.61
              Class B Monthly Interest - Pool B                                     5,826.63
              Class B Overdue Principal, if any                                         0.00
              Class B Monthly Principal - Pool A                                   54,891.81
              Class B Monthly Principal - Pool B                                   31,649.21
                                                                                -------------
                                                                                                              86,541.02

              Ending Principal Balance of the Class B Notes
                                                        Pool A                  2,306,388.79
                                                        Pool B                    869,376.80
                                                                                -------------
                                                                                                           -------------
                                                                                                           3,175,765.59
                                                                                                           =============

              ----------------------------------------------------------------------------------------------------------------------
              Interest Paid Per $1,000                 Principal Paid Per $1,000                    Ending Principal
              Original Face $4,387,000                 Original Face $4,387,000                     Balance Factor
              $ 4.808808                               $ 19.726697                                  72.390371%
              ----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class C Notes
                                                        Pool A                 4,723,252.36
                                                        Pool B                 1,802,360.84
                                                                               -------------
                                                                                                       6,525,613.20

              Class C Overdue Interest, if any                                         0.00
              Class C Monthly Interest - Pool A                                   30,937.30
              Class C Monthly Interest - Pool B                                   11,805.46
              Class C Overdue Principal, if any                                        0.00
              Class C Monthly Principal - Pool A                                 109,783.61
              Class C Monthly Principal - Pool B                                  63,298.42
                                                                               -------------
                                                                                                         173,082.03

              Ending Principal Balance of the Class C Notes
                                                        Pool A                 4,613,468.75
                                                        Pool B                 1,739,062.42
                                                                               -------------
                                                                                                       -------------
                                                                                                       6,352,531.17
                                                                                                       =============

              ----------------------------------------------------------------------------------------------------------------------
              Interest Paid Per $1,000                 Principal Paid Per $1,000                    Ending Principal
              Original Face $8,775,000                 Original Face $8,775,000                     Balance Factor
              $ 4.870970                               $ 19.724448                                  72.393518%
              ----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class D Notes
                                                        Pool A                  3,148,834.90
                                                        Pool B                  1,201,573.91
                                                                                -------------
                                                                                                       4,350,408.81

              Class D Overdue Interest, if any                                          0.00
              Class D Monthly Interest - Pool A                                    21,884.40
              Class D Monthly Interest - Pool B                                     8,350.94
              Class D Overdue Principal, if any                                         0.00
              Class D Monthly Principal - Pool A                                   73,189.07
              Class D Monthly Principal - Pool B                                   42,198.94
                                                                                -------------
                                                                                                         115,388.01

              Ending Principal Balance of the Class D Notes
                                                        Pool A                  3,075,645.83
                                                        Pool B                  1,159,374.97
                                                                                -------------
                                                                                                       -------------
                                                                                                       4,235,020.80
                                                                                                       =============

              ----------------------------------------------------------------------------------------------------------------------
              Interest Paid Per $1,000                 Principal Paid Per $1,000                     Ending Principal
              Original Face $5,850,000                 Original Face $5,850,000                      Balance Factor
              $ 5.168434                               $ 19.724446                                   72.393518%
              ----------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class E Notes
                                                        Pool A                  3,936,389.27
                                                        Pool B                  1,502,121.80
                                                                                -------------
                                                                                                        5,438,511.07

              Class E Overdue Interest, if any                                          0.00
              Class E Monthly Interest - Pool A                                    35,033.86
              Class E Monthly Interest - Pool B                                    13,368.88
              Class E Overdue Principal, if any                                         0.00
              Class E Monthly Principal - Pool A                                   91,486.34
              Class E Monthly Principal - Pool B                                   52,748.68
                                                                                -------------
                                                                                                          144,235.02

              Ending Principal Balance of the Class E Notes
                                                        Pool A                  3,844,902.93
                                                        Pool B                  1,449,373.12
                                                                                -------------
                                                                                                        -------------
                                                                                                        5,294,276.05
                                                                                                        =============


              ----------------------------------------------------------------------------------------------------------------------
              Interest Paid Per $1,000                 Principal Paid Per $1,000                     Ending Principal
              Original Face $7,313,000                 Original Face $7,313,000                      Balance Factor
              $ 6.618726                               $ 19.723099                                   72.395406%
              ----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                                    Pool A                      4,725,954.55
                                                    Pool B                      1,803,568.08
                                                                                -------------
                                                                                                         6,529,522.63

         Residual Interest - Pool A                                                50,276.57
         Residual Interest - Pool B                                                17,755.86
         Residual Principal - Pool A                                              109,783.61
         Residual Principal - Pool B                                               63,298.42
                                                                                -------------
                                                                                                           173,082.03

         Ending Residual Principal Balance
                                                    Pool A                      4,616,170.94
                                                    Pool B                      1,740,269.66
                                                                                -------------
                                                                                                         -------------
                                                                                                         6,356,440.60

                                                                                                         =============


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                  81,581.01
          - Servicer Advances reimbursement                                                                777,780.99
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                207,832.65
                                                                                                         -------------
         Total amounts due to Servicer                                                                   1,067,194.65
                                                                                                         =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                           157,461,727.66

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                              0.00

         Decline in Aggregate Discounted Contract Balance                                                          3,659,453.67

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                              ---------------
                                                                                                                 153,802,273.99
                                                                                                                 ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                         2,950,093.88

             - Principal portion of Prepayment Amounts                                                709,359.79

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    -------------
                                        Total Decline in Aggregate Discounted Contract Balance       3,659,453.67
                                                                                                    =============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                           60,087,622.28

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                             0.00

         Decline in Aggregate Discounted Contract Balance                                                         2,109,947.24

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                              --------------
                                                                                                                 57,977,675.04
                                                                                                                 ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                         1,663,505.62

             - Principal portion of Prepayment Amounts                                                446,441.62

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    -------------
                                        Total Decline in Aggregate Discounted Contract Balance      2,109,947.24
                                                                                                    =============

                                                                                                                ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               211,779,949.03
                                                                                                                ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 14, 2001

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A

                                                                                                                   Predecessor
                                                                               Discounted         Predecessor      Discounted
       Lease #        Lessee Name                                              Present Value      Lease #          Present Value
       -----------------------------------------------------------             -------------      -----------      ---------------
                      NONE

                                                                               -------------                       ---------------
                                                                  Totals:             $0.00                                  $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                            YES         NO   X
                                                                -----      -----


       POOL B

                                                                                                                   Predecessor
                                                                               Discounted         Predecessor      Discounted
       Lease #        Lessee Name                                              Present Value      Lease #          Present Value
       -----------------------------------------------------------             -------------      -----------      --------------
                      NONE

                                                                               -------------                       --------------
                                                                  Totals:              $0.00                                $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
          AGENCY APPROVES)                                                                                                   0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
       THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
       BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                            YES         NO   X
                                                                -----      -----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT

                      FOR THE PAYMENT DATE AUGUST 14, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING

                                                                                                                   Predecessor
                                                                               Discounted         Predecessor      Discounted
       Lease #        Lessee Name                                              Present Value      Lease #          Present Value
       -----------------------------------------------------------             -------------      -----------      ---------------
       2841-002       MEDICAL IMAGING CO., INC.                                  $980,724.35      2207-005           $1,326,497.89
       2908-001       ALASE, L.L.C.                                              $131,731.36
       2002476-2      ASHLAND AREA COMMUNITY HOSPITAL INC.                       $169,739.33
                      CASH                                                        $44,302.85
       1999-004       NAVIX DIAGNOSTIX, INC.                                   $2,985,811.62      1881-005           $2,387,877.73






                                                                               -------------                       ---------------
                                                                  Totals:      $4,312,309.51                         $3,714,375.62

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                3,714,375.62
       b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                            YES         NO   X
                                                                -----      -----


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                   Predecessor
                                                                               Discounted         Predecessor      Discounted
       Lease #        Lessee Name                                              Present Value      Lease #          Present Value
       -----------------------------------------------------------             -------------      -----------      --------------
       1679-002       OPENSIDED MRI OF ST. LOUIS, L.L.C.                         $506,250.32      2207-004            $611,746.22
       1218-020       MEDICAL SERVICES OF AMERICA                                $200,642.43








                                                                               -------------                       --------------
                                                                  Totals:        $706,892.75                          $611,746.22

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $611,746.22
       b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.68%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
       THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
       BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                            YES         NO   X
                                                                -----      -----

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2001

XV. POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                    TOTAL OUTSTANDING CONTRACTS
       This Month                       2,989,070.17     This Month                    211,779,949.03
       1 Month Prior                    1,444,032.58     1 Month Prior                 217,549,349.94
       2 Months Prior                   2,991,194.64     2 Months Prior                221,883,129.40

       Total                            7,424,297.39     Total                         651,212,428.37

       a) 3 MONTH AVERAGE               2,474,765.80     b) 3 MONTH AVERAGE            217,070,809.46

       c) a/b                                  1.14%


2.     Does a Delinquency Condition Exist (1c > 6%)?                                     Yes                      No        X
                                                                                             ----------------        ---------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                             Yes                      No        X
                                                                                             ----------------        ---------------
       B. An Indenture Event of Default has occurred and is then continuing?             Yes                      No        X
                                                                                             ----------------        ---------------

4.     Has a Servicer Event of Default occurred?                                         Yes                      No        X
                                                                                             ----------------        ---------------

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                  Yes                      No        X
                                                                                             ----------------        ---------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                            Yes                      No        X
                                                                                             ----------------        ---------------
       C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                   Yes                      No        X
                                                                                             ----------------        ---------------


6.     Aggregate Discounted Contract Balance at Closing Date                         Balance $ 270,243,724.70
                                                                                             ----------------


       DELINQUENT LEASE SUMMARY

              Days Past Due         Current Pool Balance            # Leases
              -------------         --------------------            --------
                    31 - 60                 7,513,616.51                  45
                    61 - 90                 3,580,942.21                  19
                   91 - 180                 2,989,070.17                  23


       Approved By:
       Matthew E. Goldenberg
       Assistant Treasurer